Memorandum items	12 Months Ended
Dec. 31, 2020
Off-balance-sheet exposures
Memorandum items	Memorandum items
Memorandum items relates to balances representing rights, obligations and other legal situations that in the future may have an impact on net assets, as well as any other balances needed to reflect all transactions performed by the consolidated entities although they may not impinge on their net assets.
a) Guarantees and contingent commitments granted
Contingent liabilities includes all transactions under which an entity guarantees the obligations of a third party and which result from financial guarantees granted by the entity or from other types of contract. The detail is as follows:

	2020	2019	2018
Loans commitment granted	241,230	241,179	218,083
Of which doubtful	274	352	298
Financial guarantees granted	12,377	13,650	11,723
Of which doubtful	124	154	181
Financial guarantees	12,358	13,619	11,557
Credit derivatives sold	19	31	166
Other commitments granted	64,538	68,895	74,389
Of which doubtful	548	747	983
Technical guarantees	33,526	33,890	35,154
Other	31,012	35,005	39,235
The breakdown as at 31 December 2020 of the exposures and the provision fund (see note 25) out of balance sheet by impairment stage is EUR 310,435 million and EUR 377 million (EUR 316,116 million and EUR 417 million in 2019 and EUR 297,409 million and EUR 382 million in 2018) in stage 1, EUR 6,764 million and EUR 182 million (EUR 6,355 million and EUR 145 million in 2019 and EUR 5,324 million and EUR 145 million in 2018) in stage 2 and EUR 946 million and EUR 141 million (EUR 1,253 million and EUR 177 million in 2019 and EUR 1,462 million and EUR 265 million in 2018) in stage 3, respectively.
Income from guarantee instruments is recognised under 'Fee and commission income' in the consolidated income statements and is calculated by applying the rate established in the related contract to the nominal amount of the guarantee.
i. Loan commitments granted
Loan commitments granted: firm commitments of grating of credit under predefined terms and conditions, except for those that comply with the definition of derivatives as these can be settled in cash or through the delivery of issuance of another financial instrument. They include stand-by credit lines and long-term deposits.
ii. Financial guarantees granted
Financial guarantees includes, inter alia, financial guarantee contracts such as financial bank guarantees, credit derivatives sold, and risks arising from derivatives arranged for the account of third parties.
iii. Other commitments granted
Other contingent liabilities include all commitments that could give rise to the recognition of financial assets not included in the above items, such as technical guarantees and guarantees for the import and export of goods and services.
b) Memorandum items
i. Off-balance-sheet funds under management
The detail of off-balance-sheet funds managed by the Group and by joint ventures is as follows:

EUR million
	2020	2019	2018
Investment funds	131,965	142,988	127,564
Pension funds	15,577	11,843	11,160
Assets under management	20,712	22,079	19,131
	168,254	176,910	157,855
ii. Non-managed marketed funds
At 31 December 2020 there are non-managed marketed funds totalling EUR 38,563 million (EUR 49,490 million and EUR 42,211 million at 31 December 2019 and 2018, respectively).
c) Third-party securities held in custody
At 31 December 2020 the Group held in custody debt securities and equity instruments totalling EUR 209,269 million (EUR 229,381 million and EUR 940,650 million at 31 December 2019 and 2018, respectively) entrusted to it by third parties. The decrease in 2019 is due to the agreement to sell the deposit and custody business to Crédit Agricole S.A. (see note 3).